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T. Rowe Price Prime Reserve Portfolio Semiannual Report
June 30, 2002

Change in Prime Reserve Portfolio Management
James M. McDonald, a longtime member of the fund's Investment Advisory Committee, has become its chairman. Mr. McDonald joined T. Rowe Price in 1976 as a financial statistician and has been managing investments for the firm since 1979. As chairman, he succeeds Edward A.Wiese, who remains president of the Prime Reserve Portfolio and a member of the fund's Investment Advisory Committee.

This supplements the Prime Reserve Portfolio's prospectus dated
May 1, 2002.